Exhibit 10.3

                              Additional agreement
    to Accessorial agreement # 5382/A (for granting a loan) dated May 6, 2002



Almaty                                                             July 28, 2004


1) Kazkommertsbank OJSC hereinafter referred to as "Bank" in the person of the Director of the Department of corporate relations No. 1 Mr. L. A. Satubaldina acting on the basis of Power of attorney No. 329 dated July 5, 2004, and


2) Karakudukmunay JSC hereinafter referred to as "Company" in the person of the General Director Mr. Paul Simon Ties and the Financial director Mr. K.
     K. Rakhishov acting on the basis of the Charter of the other side collectively referred to as "Parties" and separately as mentioned above or as "Party" have concluded this Additional agreement (hereinafter referred to as "Additional agreement") to Accessorial agreement No. 5382/A (for granting a loan) dated 6th May 2002 (hereinafter "Accessorial Agreement") to Agreement for establishing a credit line # 250 dated May 6, 2002 (hereinafter referred to as "Agreement") on the following:

1. Appendix No. 1 to the Accessorial Agreement should be modified and set forth as specified in Appendix No. 1 to this Additional agreement.

2.   All the other terms and conditions of the Agreement shall remain unchanged.

3. This Additional agreement has been executed in three copies having equal legal force, two copies for the Bank and one for the Company.

4. This Additional agreement shall become effective upon signing and shall be an integral part of the Accessorial Agreement.

               LEGAL ADDRESSES AND BANKING DETAILS OF THE PARTIES
               --------------------------------------------------

BANK: Kazkommertsbank OJSC - Republic of Kazakstan, Almaty, 480060, 135/H Gagarin av., correspondent account 900161126, MFO 190501926 in the Department of payment systems of the National Bank of the Republic of Kazakstan, RNN 600400055239, residency code 1, economy sector code 4;

COMPANY: Karakudukmunay JSC - Republic of Kazakstan, Mangistau oblast, Aktau, 466200, District 3, Building 82, proceeds account 06467365, currency account 05070546 in Aktau affiliate of Kazkommertsbank OJSC, RNN 430600001175, residency code 1, economy sector code 7.


        BANK                                         COMPANY

/x/ L. A. Satubaldina                  /x/ Paul Simon Ties, /x/ K. K. Rakhishov
---------------------                 -----------------------------------------
    L. A. Satubaldina                      Paul Simon Ties, K. K. Rakhishov


                                            Appendix No. 1
                                            to Additional Agreement
                                            dated July 28, 2004
                                            to Accessorial Agreement No. 5382/A
                                            (for granting a loan)
                                            dated May 6, 2002

                                            Appendix No. 1
                                            to Accessorial agreement No. 5382/A
                                            (for granting a loan)
                                            dated May 6, 2002


                                    Schedule
           of repayment of the debt under Accessorial Agreement # 5382
                    (for granting a credit) dated May 6, 2002


--------------------------------------------------------------------------------------------------------
    Date of      Outstanding loan debt                  Repayment                   Total to be repaid
   repayment
--------------------------------------------------------------------------------------------------------
                                                Loan                Interest
--------------------------------------------------------------------------------------------------------
    06.08.04         25 000 000,00                                 651 388,89           651 388,89
--------------------------------------------------------------------------------------------------------
    06.11.04         25 000 000,00                                 894 444,44           894 444,44
--------------------------------------------------------------------------------------------------------
    31.01.05         25 000 000,00          3 000 000,00           836 111,11          3 836 111,11
--------------------------------------------------------------------------------------------------------
    06.02.05         22 000 000,00          2 000 000,00            51 333,33          2 051 333,33
--------------------------------------------------------------------------------------------------------
    06.05.05         20 000 000,00          2 000 000,00           692 222,22          2 692 222,22
--------------------------------------------------------------------------------------------------------
    31.05.05         18 000 000,00          2 000 000,00           175 000,00          2 175 000,00
--------------------------------------------------------------------------------------------------------
    06.08.05         16 000 000,00          2 000 000,00           416 888,89          2 416 888,89
--------------------------------------------------------------------------------------------------------
    06.11.05         14 000 000,00          2 000 000,00           500 888,89          2 500 888,89
--------------------------------------------------------------------------------------------------------
    06.02.06         12 000 000,00          2 000 000,00           429 333,33          2 429 333,33
--------------------------------------------------------------------------------------------------------
    06.05.06         10 000 000,00          2 000 000,00           346 111,11          2 346 111,11
--------------------------------------------------------------------------------------------------------
    06.08.06         8 000 000,00           2 000 000,00           286 222,22          2 286 222,22
--------------------------------------------------------------------------------------------------------
    06.11.06         6 000 000,00           2 000 000,00           214 666,67          2 214 666,67
--------------------------------------------------------------------------------------------------------
    06.02.07         4 000 000,00           2 000 000,00           143 111,11          2 143 111,11
--------------------------------------------------------------------------------------------------------
    06.05.07         2 000 000,00           2 000 000,00            69 222,22          2 069 222,22
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
     Total                                  25 000 000,00         5 706 944,44        30 706 944,44
--------------------------------------------------------------------------------------------------------


         BANK                                          COMPANY

 /x/ L. A. Satubaldina                  /x/ Paul Simon Ties, /x/ K. K. Rakhishov
 ---------------------                  ----------------------------------------
     L. A. Satubaldina                      Paul Simon Ties, K. K. Rakhishov